Exhibit 10.7

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (A) (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR
(ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND (B) COMPLIANCE WITH RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 7 OF THIS WARRANT.

                                 WARRANT NO. MW-

                                    AVP, INC.

                          COMMON STOCK PURCHASE WARRANT

      THIS CERTIFIES THAT, for good and valuable consideration received, __________ ("Holder"), is entitled to purchase from AVP, Inc., a Delaware corporation with its principal place of business at 6100 Center Drive, Suite 900, Los Angeles CA 90045 (the "Company") ________ shares (as adjusted pursuant to provisions hereof, the "Shares") of the Company's fully paid and non-assessable Common Stock, at an exercise price per share of $2.20 (such price and such other price as shall result, from time to time, from adjustments specified herein, is hereafter referred to as the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Grant Date" shall mean June 24, 2005.

      1. Term. This Warrant is exercisable, in whole or in part, at any time and from time to time, from and after the Grant Date until the close of business, Los Angeles time, on the date immediately preceding the fourth anniversary of the Grant Date (the "Expiration Date").

      2. Method of Exercise. The Holder may exercise this Warrant, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Annex A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares for which the Warrant is then being exercised. The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Shares purchased on exercise hereof (and such Shares shall be deemed to have been issued) immediately prior to the close of business on each date that this Warrant is exercised. Upon any exercise of this Warrant, Company shall deliver certificates for the Shares so purchased promptly, and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised.

      3. Stock Fully Paid; Reservation of Shares. All Shares issuable upon the exercise of this Warrant (the "Warrant Shares"), upon issuance, will be validly issued, fully paid and non-assessable. During the term of this Warrant, the Company shall keep a sufficient number of shares of Common Stock authorized and reserved for issuance upon exercise of this Warrant.

      4. Adjustment of Exercise Price and Number of Shares. The number of Shares subject to this Warrant and the Exercise Price may be adjustment from time to time, as follows:

            (a) Reclassification, Reorganization, Merger or Sale. In case of any
(i) reclassification, reorganization or recapitalization (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or (ii) consolidation or merger of the Company with or into another corporation or entity (other than a merger with another corporation or entity in which the Company is the surviving corporation and that does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) sale of all or substantially all of the Company's assets (collectively, "Adjustment Transactions"), the Company shall make provision (reasonably satisfactory to the Holder), or such successor or purchasing corporation, so that the holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of Shares or other securities or property that such holder would have been entitled to receive, if, immediately prior to any such Adjustment Transaction, the Holder had held the number of Warrant Shares that at such time could have been purchased upon full exercise of this Warrant. In any such case, appropriate adjustments (as reasonably determined in good faith by the Company's Board of Directors) of this Warrant shall be made such that the provisions set forth in this Section 4 (including provisions with respect to adjustment of the Exercise Price) shall thereafter be applicable, as nearly as is practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers and sales. The Company shall not effect or agree to effect any Adjustment Transaction unless, prior to the consummation thereof, the surviving successor person (if other than the Company) of such Adjustment Transaction, shall by written instrument, confirm its obligation to deliver such shares of stock, securities or assets, to which, in accordance with the foregoing provisions, the Holder shall be entitled to receive upon exercise hereof.

            (b) Subdivisions or Combination of Shares; Stock Dividends. If the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares, or issue a stock dividend on the outstanding Common Stock the number of Shares immediately prior to such subdivision or at the record date of such stock dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and the Exercise Price then in effect shall be proportionately decreased. If the Company shall at any time combine the outstanding Common Stock into a smaller number of shares, the number of Shares immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately decreased, and the Exercise Price then in effect shall be proportionately increased, effective on the date of such combination.

            (c) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, seek to avoid the Company's obligations hereunder, but will at all times in good faith assist in the effectuation of all provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate to preserve the Holder's rights hereunder.

      5. Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within 30 days after such adjustment deliver a certificate signed on behalf of the Company by its chief financial officer to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 4(a) or (b).

      6. Fractional Shares. In lieu of any fractional Share otherwise issuable pursuant hereto, the Company shall make a cash payment equal to the product obtained by multiplying such fraction by the Exercise Price then in effect.

      7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

            (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares are being acquired for investment purposes only and that such holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances that will not result in a violation of the Act and as permitted by
Section 7(b) and Section 7(c) below. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend (the "Securities Legend") in substantially the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

            (b) Disposition of Warrant and Warrant Shares. With respect to any sale or other disposition of this Warrant or any Warrant Shares acquired upon exercise of this Warrant, prior to registration of such shares, the holder hereof and each subsequent holder of this Warrant agrees to give 10 days' written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, reasonably satisfactory to the Company, to the effect that such sale or other disposition may be effected without registration or qualification (under the Act as then in effect) of this Warrant or such Warrant Shares stating whether under the Act this Warrant or the certificate representing the Warrant Shares requires any restrictive legend thereon in order to ensure compliance with the Act. This Warrant or the certificates representing the Warrant Shares thus transferred shall bear the Securities Legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such Securities Legend is not required in order to insure compliance with the Act. If the Securities Legend is not required, Company agrees to reissue the Warrant and/or the Warrant Shares without said Securities Legend. Nothing herein shall restrict the transfer of this Warrant (or any portion hereof) or the certificates representing the Warrant Shares by the initial holder hereof or any successor holder to (i) any affiliate of such holder, including without limitation any partnership affiliated with such holder, any partner of any such partnership or any successor corporation to the holder hereof as a result of a merger or consolidation with or a sale of all or substantially all of the stock or assets of the holder, if such affiliate or partner agrees in writing to be bound by all of the restrictions on transfer contained herein, (ii) any legal entity or natural person (hereinafter "Person") in a public offering pursuant to an effective registration statement under the Act or (iii) to any other Person to the extent that the transfer to such Person is exempt from the registration requirements of the Act and such Person agrees in writing to be bound by all of the restrictions on transfer contained herein, and such Person agrees in writing to be bound by all of the restrictions on transfer contained herein. Any transfer described above must be made in compliance with all applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

      8. Rights as Stockholders. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or otherwise be entitled to any voting or other rights as a stockholder of the Company, until this Warrant shall have been exercised and the shares purchasable upon the exercise shall have become deliverable, as provided herein.

      9. Issuance Tax. The issuance of certificates for Warrant Shares shall be made without charge to the holder hereof for any issuance tax in respect hereof, provided that the Company shall not be required to pay any income tax or tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant.

      10. Transfers, etc.

            (a) The Company will maintain a register containing the names and addresses of the Holder. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

            (b) Subject to the provisions of Section 7, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Annex B hereto) at the principal office of the Company.

            (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and the holder of this Warrant.

      12. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

      13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to Warrant Shares shall survive the exercise and termination of this Warrant, and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof, except as otherwise set forth herein. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

      14. Lost Warrants or Stock Certificates. The Company covenants to the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise hereof or in replacement thereafter, and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company and without requiring any bond, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      15. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      16. Registration Rights. The Holder shall have the piggy-back registration rights referred to in Schedule 1.

      17. Governing Law. WITH RESPECT TO ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS, THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF THE COMPANY'S INCORPORATION. FOR ALL OTHER ISSUES AND QUESTIONS, THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.

                         [SIGNATURE BLOCK ON NEXT PAGE]

      IN WITNESS WHEREOF, AVP, INC. has caused this Warrant to be executed on January 12, 2006, effective as of the date below, by its officers thereunto duly authorized.

                                    AVP, INC.


                                    By:  _____________________________________

Dated: June 24, 2005

                                   Schedule 1

                         REGISTRATION OF WARRANT SHARES

            The Company shall register Warrant Shares issued to the original Holder according to the following: At any time after February 28, 2006 until the fifth year after the Grant Date that the Company proposes to file under the Securities Act a re-sale registration statement pursuant to Securities Act Rule 415(a)(1),(iii), or (iv), only (except with respect to registration statements on Forms S-4 or S-8 or another form not generally available for registration of securities), the Company will give written notice thereof to the original Holder (if the original Holder has remained such) at least 15 days before filing. Upon written request of such Holder (which request shall specify the number of Warrant Shares that such Holder intended to sell), received by the Company within ten (10) days after the Company's giving any such notice, to register any of such Holder's Warrant Shares, the Company will use its reasonable efforts to cause the Warrant Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company.

            The rights and obligations of the Holder with respect to Warrant Shares that the Company shall be required to register pursuant to the preceding paragraph shall be the same, mutatis mutandis, as are applicable to security holders whose securities otherwise are being registered, except that the Holder's rights shall be junior to those of the other security holders, insofar as any agreement giving them registration rights prohibits the Holder's having rights pari passu with or senior to the rights to other security holders (regardless whether such agreement uses such terminology, or, instead, contains provisions having such effect). The Company's obligations hereunder shall be conditioned up the Holder's signing an agreement confirming the same. If none of such other security holders is a party to any agreement giving registration rights, the Company's obligations hereunder shall be conditioned up the Holder's signing an agreement containing terms customarily applicable to the exercise of piggy-back registration rights.

                                     ANNEX A

                               Notice of Exercise

To:   AVP, Inc. ("Company")
6100 Center Drive
Suite 900
Los Angeles CA  90045
COO

      1. The undersigned hereby elects to purchase __________________________ shares of Company Common Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full.

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

      ---------------------

      ---------------------

      3. In exercising this warrant, the undersigned hereby represents and warrants that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and acknowledges that the certificate representing the shares shall bear a Securities Act transfer restriction.




                                    -----------------------------------------

                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    Date:
                                         ------------------------------------

                                     ANNEX B

                                 ASSIGNMENT FORM

            FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant unto:

     Name of Assignee                Address             No. of Warrant Shares
     ----------------                -------             ---------------------




Dated:
      ------------------
By:
   ---------------------